SETTLEMENT AGREEMENT WITH MUTUAL RELEASES

This Settlement Agreement (hereinafter, "Agreement") is entered into by and between Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. ("Green Equity Holdings"), and The Stillwater-Asset-Backed Fund, LP on the other hand, this 6TH day of ~~June~~ JULY 2011.

Recitals

WHEREAS, The Stillwater-Asset-Backed Fund, LP entered into a loan agreement with Biz Com, USA, Inc. Dba CX2 Technologies, Inc.to Biz Com USA, Inc., a total of $1,530,193.79 starting October 19, 2007; and

WHEREAS, Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc, a Nevada corporation became a garnishee in a lawsuit filed by The Stillwater-Asset-Backed Fund, LP filed in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida in case number 502008CA030319XXXXMB.; and

WHEREAS, the lawsuit filed by The Stillwater-Asset-Backed Fund, LP has gone to a default against Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc.; and

WHEREAS, The Stillwater-Asset-Backed Fund, LP, and Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. have agreed to settle the default obtained by The Stillwater-Asset-Backed Fund, LP by Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. issuing to Stillwater-Asset-Backed Fund, LP a total of 6,500,000 common shares and a six month Promissory Note for $4,000.00; and.

NOW THEREFORE in consideration of the following covenants and agreements, the Parties agree as follows:

1. The above recitals are affirmed and incorporated herein by reference.

2. The parties herein agree to the following terms and conditions to forever settle their dispute:

(a) The Stillwater Asset-Backed Fund, LP hereby forbears, and gives up any and all right, title and interest in that certain default judgment obtained in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida in case number 502008CA030319XXXXMB against Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. in exchange for Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. issuing to The Stillwater Asset-Backed Fund, LP or its nominee(s) a total of Six Million Five Hundred Thousand (6,500,000) common shares of stock. Upon receipt of the 6,500,000 shares of common stock from Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. and the Note contemplated by subparagraph (b) hereof, the Stillwater Asset-Backed Fund, LP shall file appropriate pleadings in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida terminating any and all liability on the default of Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc.

(b) Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. shall issue to The Stillwater Asset-Backed Fund, LP a Promissory Note with a six month duration with a face value of Four Thousand Dollars ($4,000.00) in the name of Martin Weinstein. Upon receipt of the Promissory Note for $4,000.00 in the name of Martin Weinstein from Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc., and upon receipt of the shares of common stock contemplated by subparagraph (a) hereof, the Stillwater Asset-Backed Fund, LP shall file appropriate pleadings in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida terminating any and all liability on the default of Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc.

3. The parties hereto, and each of them, represent and warrant that they have not assigned or transferred, or purported to assign or transfer, to any person or entity any of the claims, debts or rights to be settled herein.

4. General Releases: The Stillwater-Asset-Backed Fund, LP, its employees, representatives, attorneys, agents, successors and assignees, and Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. on behalf of itself, and its representatives, attorneys, accountants, agents, successors, members, and assigns and each and all of them, hereby fully, forever waive, release, and discharge each other of, from, and against any and all claims, demands, debts, liabilities, obligations, expenses, damages, actions, causes of action, rights of indemnity, liens, judgments and remedies, of every kind arising out of any and all allegations as contained in the Licensing Agreement and Note Payable. This release, however, is conditioned upon Green Equity Holdings, Inc.'s full compliance with all obligations hereunder and under the Note.

5. The parties jointly and severally acknowledge that they are aware that this General Release constitutes a complete and final bar to any and all claims which each or any of the parties might have against each other as well as against the legal representatives, assigns, predecessors, successors, affiliates, subsidiaries, past and present officers, directors, stockholders, fiduciaries, agents, and employees of any of them.

6. The parties agree to execute any and all other documents reasonably necessary to effectuate the terms of this Agreement and agree to effectuate its terms and cooperate with each other in good faith.

7. The parties hereto and each of them, declare that in executing this Agreement they rely solely upon their own judgment, belief and knowledge and the advise and recommendations of their own independently selected counsel concerning the nature, extent, and duration of the rights and claims, and that they have not been influenced to any extent whatsoever in executing the same by any other parties hereto or by any person representing them, or any of them.

8. Each of the parties represents that the persons and entities executing this agreement have the legal authority to do so and individuals signing on behalf of an entity are properly authorized to execute this agreement on behalf of the entity.

9. For the convenience of the parties, this Agreement may be executed in one or more facsimile counterparts all of which together shall be considered an original. All of the counterparts shall constitute one and the same Agreement after signatures by all of the parties.

10. This document contains the entire Agreement and understanding concerning the subject matter among the parties and supersedes and replaces all prior negotiations and proposed agreements, whether written or oral. Each of the parties acknowledges no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement, concerning the subject matter hereof, to induce them to execute this Agreement and abide by the terms and conditions contained herein and each party acknowledges each has not executed this Agreement in reliance on any such promise, representation or warranty not expressly contained herein.

11. The provisions of this Agreement are severable, and should any provision for any reason be unenforceable, the balance shall nonetheless be of full force and effect.

12. If any provision of this Agreement shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, it shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement, and any provision which is found to be void, invalid or unenforceable shall be limited only to the extent necessary to bring such provision within the requirements of the law.

13. In the event that any action, suit or proceeding is brought concerning the validity, performance or enforcement of this Agreement, or any provision thereof, or any of the matters settled hereby, the prevailing party in such action, suit or proceeding shall be entitled to reasonable attorney's fees and costs of litigation.

14. This Agreement is entered into in the State of Florida and shall be interpreted in accordance with the laws of Florida and enforced and interpreted by its courts. For that purpose, in the event of any controversy or claim arising out of or relating to this Agreement, the parties hereto consent to the jurisdiction and venue of an appropriate court located in Broward County, State of Florida. This Agreement shall not be construed as being drafted by any one party and any uncertainty or ambiguity existing in this Agreement shall not be interpreted against any party to the subject dispute.

15. The parties do not agree, and do not intend this Agreement to inure to the benefit of any third parties, or any other party who is not a party to this Agreement.

16. The parties hereto shall bear their own costs and attorneys' fees incurred in connection with the disputes as described in the settlement thereof. In the event of a breach of this Agreement the prevailing party shall be entitled to their attorney fees and costs.

17. This agreement is intended to be a confidential settlement between the parties and as such all the parties hereto agree that the terms and conditions of this Settlement Agreement shall remain in confidence between the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.

By: ____________________ Dated: 7.06.2011

Raimundo Dias
~~President~~ SOLE DIRECTOR
Green Equity Holdings, Inc.

By: ____________________ Dated: 7/11/2011

RICHARD RUDY
Authorized Representative
The Stillwater-Asset-Backed Fund, LP

APPROVED AS TO FORM AND CONTENT:

Law Offices of Joseph L. Pittera

By: ____________________
Joseph L. Pittera, Esq.
Attorney for Green Equity Holdings, Inc.

The Strauss Law Firm, P.A.

By: ____________________
David A. Strauss, Esq.
Attorney for Judgment Creditor
The Stillwater Asset-Backed Fund, LP

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